WASI 2003-HE2 A-II-1 Cash Flows to Call @ Pricing Speed

Period Total 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61

Date

07/02/03
07/25/03
08/25/03
09/25/03
10/25/03
11/25/03
12/25/03
01/25/04
02/25/04
03/25/04
04/25/04
05/25/04
06/25/04
07/25/04
08/25/04
09/25/04
10/25/04
11/25/04
12/25/04
01/25/05
02/25/05
03/25/05
04/25/05
05/25/05
06/25/05
07/25/05
08/25/05
09/25/05
10/25/05
11/25/05
12/25/05
01/25/06
02/25/06
03/25/06
04/25/06
05/25/06
06/25/06
07/25/06
08/25/06
09/25/06
10/25/06
11/25/06
12/25/06
01/25/07
02/25/07
03/25/07
04/25/07
05/25/07
06/25/07
07/25/07
08/25/07
09/25/07
10/25/07
11/25/07
12/25/07
01/25/08
02/25/08
03/25/08
04/25/08
05/25/08
06/25/08
07/25/08

Principal

0.00
0.00
0.00
0.00
32,040,425.27
6,199,771.09
7,078,090.14
7,002,207.55
6,974,316.59
6,922,638.48
6,871,543.64
6,775,328.53
6,725,258.91
6,373,498.53
5,616,616.47
5,555,306.24
5,494,665.26
5,434,686.22
5,375,361.91
5,316,685.17
5,258,648.95
5,201,246.25
5,144,470.12
5,088,313.77
5,032,770.42
4,977,833.37
4,923,496.01
4,869,751.78
4,816,594.21
4,764,016.92
4,712,013.53
4,660,577.83
4,609,703.59
4,559,384.67
4,509,615.04
4,460,388.67
15,783,570.74
15,611,279.37
15,440,868.73
15,272,318.26
15,105,607.67
14,940,716.87
14,777,625.99
14,616,315.40
14,456,765.65
14,298,957.52
14,142,872.01
13,988,490.30
13,835,793.81
13,684,764.12
13,535,383.06
13,387,632.63
13,241,495.01
13,096,952.61
12,953,988.03
12,812,584.02
12,672,723.56
12,534,389.79
12,397,566.07
12,262,235.89
61,803,877.76

Interest

605,666.67
816,333.33
816,333.33
790,000.00
816,333.33
747,813.44
764,305.42
754,675.29
697,074.30
735,659.45
702,813.69
716,891.70
684,845.31
698,523.40
689,851.90
660,203.40
674,651.88
645,654.27
659,781.89
652,468.41
582,792.69
638,080.08
610,648.54
624,004.16
597,175.38
610,233.86
603,461.24
577,512.15
590,136.98
564,758.46
577,102.03
570,691.07
509,735.57
558,078.34
534,072.63
545,739.46
522,262.12
518,196.43
496,956.42
460,595.09
455,169.42
420,597.49
414,289.73
394,183.95
338,075.29
354,628.41
324,361.82
315,931.72
287,322.19
278,075.23
259,456.35
233,265.20
222,826.09
198,203.52
186,991.17
169,366.55
142,132.10
134,692.37
113,843.84
100,771.06
81,375.11

Cash Flow

605,666.67
816,333.33
816,333.33
790,000.00
32,856,758.60
6,947,584.53
7,842,395.56
7,756,882.83
7,671,390.89
7,658,297.93
7,574,357.33
7,492,220.23
7,410,104.22
7,072,021.93
6,306,468.37
6,215,509.64
6,169,317.14
6,080,340.50
6,035,143.80
5,969,153.58
5,841,441.64
5,839,326.33
5,755,118.67
5,712,317.93
5,629,945.80
5,588,067.24
5,526,957.25
5,447,263.93
5,406,731.19
5,328,775.38
5,289,115.56
5,231,268.90
5,119,439.16
5,117,463.02
5,043,687.67
5,006,128.13
16,305,832.86
16,129,475.81
15,937,825.15
15,732,913.35
15,560,777.09
15,361,314.36
15,191,915.72
15,010,499.35
14,794,840.94
14,653,585.93
14,467,233.82
14,304,422.02
14,123,116.00
13,962,839.35
13,794,839.41
13,620,897.83
13,464,321.10
13,295,156.13
13,140,979.20
12,981,950.57
12,814,855.66
12,669,082.17
12,511,409.91
12,363,006.95
61,885,252.86

Bond
Balance

600,000,000.00
600,000,000.00
600,000,000.00
600,000,000.00
600,000,000.00
567,959,574.73
561,759,803.64
554,681,713.50
547,679,505.95
540,705,189.36
533,782,550.89
526,911,007.25
520,135,678.72
513,410,419.80
507,036,921.27
501,420,304.81
495,864,998.57
490,370,333.31
484,935,647.09
479,560,285.18
474,243,600.01
468,984,951.06
463,783,704.81
458,639,234.69
453,550,920.92
448,518,150.50
443,540,317.12
438,616,821.11
433,747,069.33
428,930,475.12
424,166,458.20
419,454,444.67
414,793,866.84
410,184,163.25
405,624,778.58
401,115,163.53
396,654,774.87
380,871,204.13
365,259,924.75
349,819,056.03
334,546,737.76
319,441,130.09
304,500,413.22
289,722,787.23
275,106,471.82
260,649,706.17
246,350,748.65
232,207,876.65
218,219,386.35
204,383,592.54
190,698,828.42
177,163,445.36
163,775,812.73
150,534,317.73
137,437,365.11
124,483,377.09
111,670,793.07
98,998,069.51
86,463,679.71
74,066,113.65
61,803,877.76
-

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. (“WSI”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Georgia Loans (Group 2)

Georgia Loans Georgia - Originated Before 10/01/02 Georgia - Originated Between 10/01/02 and 03/07/2003 Georgia - Originated After 03/07/03 Not in Georgia Total:	Count 154 566 56 10,978 11,754	Principal Balance 5,597,296.24 44,792,722.55 4,521,249.01 645,088,736.85 700,000,004.65	Percent of Principal Balance 0.80 6.40 0.65 92.16 100.00

Top 10 Obligors (Group 2)

1 2 3 4 5 6 7 8 9 10	Location MOORESTOWN, NJ BALD HEAD ISLAND, NC SOUTH HAMPTON, NY NOKOMIS, FL PONTE VEDRA BEACH, FL FT LAUDERDALE, FL CHARLOTTE, NC ALLENTOWN, PA BOCA RATON, FL AVALON, NJ TOTAL As % of Group II	Lien Position 1 1 2 1 2 1 1 1 1 1	Credit Limit 1,950,000 1,700,000 1,500,000 1,500,000 1,499,999 1,150,000 1,147,500 1,120,000 1,500,000 1,125,000	Current Balance 1,836,475 1,700,000 1,500,000 1,500,000 1,481,892 1,150,000 1,147,394 1,120,000 1,117,808 1,110,892 13,664,461 1.95%	Seasoning 7 5 7 6 3 5 3 6 3 6	Appraised Value 2,680,000 2,410,800 10,300,000 2,000,000 1,999,999 1,850,000 1,350,000 1,405,000 2,000,000 1,500,000

    Occupancy
   Status
   Primary Residence
    Non-Primary Residence
   Primary Residence
   Non-Primary Residence
   Primary Residence
   Non-Primary Residence
   Primary Residence
   Primary Residence
   Primary Residence
   Non-Primary Residence

							Current FICO 693 680 745 720 698 637 684 793 728 798	CLTV 73 71 44 75 100 63 85 80 75 75	Origination Date 11/22/2002 1/29/2003 11/4/2002 12/2/2002 3/27/2003 1/22/2003 3/5/2003 12/4/2002 3/25/2003 12/2/2002	Credit Grade A3 A1 A3 A3 A3 D6 A1 A3 A3 A1

Top 10 Zip Codes (Group 2)

Zip Code 30305 19067 30319 30342 08057 28207 33432 07920 06840 28211 07078 06831 18901 30097 30327 07470 18103 06820 06880 19382 07016

Location
ATLANTA, GA
YARDLEY, PA
ATLANTA, GA
ATLANTA, GA
MOORESTOWN, NJ
CHARLOTTE, NC
BOCA RATON, FL
BASKING RIDGE, NJ
NEW CANAAN, CT
CHARLOTTE, NC
SHORT HILLS, NJ
GREENWICH, CT
DOYLESTOWN, PA
DULUTH, GA
ATLANTA, GA
WAYNE, NJ
ALLENTOWN, PA
DARIEN, CT
WESTPORT, CT
WEST CHESTER, PA
CRANFORD, NJ
Other

Total:

Count 26 33 20 17 14 10 11 18 12 28 7 9 33 18 23 29 22 17 15 26 22 11,344 11,754

Principal
Balance
3,133,021.49
2,974,255.44
2,781,543.45
2,729,979.82
2,698,272.54
2,618,753.16
2,538,673.18
2,513,678.78
2,485,441.51
2,415,645.49
2,350,157.91
2,330,194.13
2,295,767.96
2,288,165.25
2,270,828.79
2,259,463.44
2,133,297.89
2,124,328.01
2,114,651.08
2,086,743.58
2,047,780.71
648,809,361.04

700,000,004.65

Percent of Principal Balance 0.45 0.42 0.40 0.39 0.39 0.37 0.36 0.36 0.36 0.35 0.34 0.33 0.33 0.33 0.32 0.32 0.30 0.30 0.30 0.30 0.29 92.69 100.00

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

WASI 2003-HE2
Group II

Documentation Type 1 YTD Pay Stub or 2 Years Tax Returns No Income Documentation Required 1 YTD Pay Stub and last W-2 or 2 Years Tax Returns Total	Count 3,135 8,464 155 11,754	Principal Balance 382,031,156.63 302,997,201.55 14,971,646.47 700,000,004.65	Percent of Principal Balance 54.58 43.29 2.14 100.00

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.